Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Minden Bancorp, Inc. (The "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, A. David Evans, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ A. David Evans
                                              Name: A. David Evans
                                              Title: President and Chief
                                                     Executive Officer

Date: November 13, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Minden Bancorp, Inc. and will be retained by Minden Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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